                                                                 Exhibit (c)(9)

                            MORTON'S RESTAURANT GROUP

        PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                  JUNE 6, 2001


                                   GREENHILL

TABLE OF CONTENTS


               Section 1       Update of Significant Events

               Section 2       Valuation

               Section 3       Strategic Alternatives

               Section 4       Issues and Next Steps

               Appendix

-------------------------------------------------------------------------------
                    SECTION I: UPDATE OF SIGNIFICANT EVENTS
-------------------------------------------------------------------------------

EXECUTIVE SUMMARY


     - On May 21st, Greenhill & Co. and Schulte Roth & Zabel met with BFMA (Barry Florescue and Richard Bloom) and its counsel to gain further information and to assess the quality of its offer on a preliminary basis

     - In advance of the meeting, Greenhill received a preliminary due diligence list, which we have summarized in the Appendix

     - In addition, Greenhill has had conversations with three of Morton's institutional shareholders, including BAMCO (Baron), Capital Research Management, and Lipton Financial Services, to understand their expectations

     - Greenhill has also been in contact and had discussions with financial institutions to understand the current lending environment in general, and in the restaurant industry, more specifically, to assess the feasibility of financing a transaction

     - Greenhill has had additional discussions with Morton's management to receive further financial information and updated year-to-date performance numbers to help us revise and refine our valuation models

     - The following summary provides a review of the above; overview of the strategic alternatives; and our assessment of the impact of those alternatives

SUMMARY OF BFMA MEETING (MAY 21ST)


     -    BFMA represented its desire to own and to manage the Company

     - BFMA offer and financing are both subject to completion of due diligence, and BFMA provided its preliminary due diligence request list

     - Currently, the bridge loan from Icahn Associates is the only financing alternative available to BFMA and no take-out financing has been arranged

     - BFMA declined "at this time" to provide evidence of its or Icahn's ability to fund the financing, but said it would be willing to share information when appropriate

     - BFMA prefers to substitute a more favorable and more permanent transaction capital structure if the process allows:

          - Friendly discussions which allow for adequate lending due diligence and minimizes transaction costs

          -    Time to structure and to negotiate appropriate terms

BFMA POTENTIAL PROFIT ANALYSIS


     - Potential profit analysis based on investment and approximate third-party transaction costs may imply strong desire to win control and follow with an LBO operating strategy (high leverage, minimal corporate costs) at or below current offer price, and to be sellers at higher prices

     -    BFMA Potential Profit Analysis:


                  ($US Millions, Except per Share Data)
                  BFMA Net Shares Purchased                         389,400
                  Weighted Average Cost Basis per Share           $   20.34
                                                                  ---------
                  Total Cost of Net Shares Purchased              $     7.9 MM
                  Transaction Payment to Icahn Associates Corp.   $     1.5 MM
                  Estimate of Other Transaction Costs             $     0.3 MM
                                                                  ---------
                  TOTAL COST BASIS                                $     9.7 MM

                                               POTENTIAL BFMA GAIN/(LOSS) AT VARIOUS TRANSACTION PRICES
Hypothetical Transaction Price per Share    $ 24.00  $  25.00  $  26.00  $  27.00  $  28.00  $  29.00  $  30.00
                                           ---------------------------------------------------------------------
Proceeds ($MM)                              $   9.3  $    9.7  $   10.1  $   10.5  $   10.9  $   11.3  $   11.7
Net Gain/(Loss) ($MM)                      ($   0.3) $    0.1  $    0.5  $    0.8  $    1.2  $    1.6  $    2.0
Gross Return on Investment                     -3.4%      0.7%      4.7%      8.7%     12.7%     16.8%     20.8%
                                           ---------------------------------------------------------------------
                                                            TRANSACTION SHARE PRICE FOR BREAKEVEN      $  24.84

SHAREHOLDER EXPECTATIONS


     - Consistent message from all three parties with whom Greenhill communicated

     -    Expect good faith effort and process to analyze alternatives

     - Expect the Company to entertain and to be receptive to offers of purchase

          - Including a professional and serious consideration of the BFMA proposal

     -    Anticipation of a "value realization event"

     - Stressed the importance of an appointment of a new Director of the Board/Special Committee to be a shareholder advocate

FINANCIAL INSTITUTIONS - RESTAURANT LENDING CAPACITY


     - Ability to finance an acquisition and at what prices are highly sensitive to the lending capacity which is driven by the lending markets and banks

     - Fairly consistent on level of total debt capacity that would be available

          - Maximum of 3.5x EBITDA; if recent positive trends continue, potentially 4.0x EBITDA

     - Some difference of opinion on mix of senior versus subordinated, but general conclusion is 2.5x to 3.0x EBITDA in senior funding

          - Costs of financing would be LIBOR + 350 to 375 basis points on senior, between 12%-13% for high yield, and approaching 20% for mezzanine (including warrants)

          - Differences between mezzanine and high yield rates are due to factors such as financing flexibility and term

          - High yield market is resurfacing; however, indications are that quality and liquidity will be major factors (i.e. positive growth trends in operations, and $150 million issue or higher)

     - Negative trends in Morton's business and the current macro-environment make it more difficult to get the best financing terms

     - Higher per store sales is also higher risk, on average, compared to others in the industry

     - Summary: Financing is available for a transaction, but has limits and will require a significant percentage of equity

MORTON'S PERFORMANCE TRENDS

     - Year-to-date performance is significantly below budget, and the outlook for the remainder of the year is uncertain and highly correlated with the macro economy

($US in Millions)

                      YEAR-TO-DATE REVENUE PERFORMANCE(1)(2)           % VARIANCE
                    ----------------------------------------    --------------------------
                    CURRENT           PLAN         LAST YEAR    BUDGET           LAST YEAR
                    ----------  --------------  ------------    -----------  -------------
Morton's             $90.1           $105.0          $85.9      -14.2%              4.9%
Bertolini's            7.6              8.1            9.9       -6.7%            -23.3%
                    ----------------------------------------    --------------------------
TOTAL                $97.7           $113.1          $95.8      -13.7%              2.0%

                    (1) Based upon 20 weeks ended May 20, 2001.
                    (2) The Company closed three Bertolini's restaurants in
                        2000 (Charlotte, NC: 4/1/00, Washington, D.C.: 9/4/00,
                        Bethesda, MD: 12/28/00) and one in 2001 (Irvine,
                        CA: 5/4/01). Currently, there are four, opened Bertolini's restaurants (Indianapolis, IN; King of Prussia, PA; Las Vegas, NV; and Village Square, NV).



     - The fall-off appears primarily related to lower dinner traffic volume at Morton's steakhouses


($US and Figures in Millions, Except Average Check)

                                  1996      1997        1998        1999       2000     YTD 4/00    YTD 4/01
                                 ------  ----------  ---------   ----------  --------   ---------  ---------
     MORTON'S OF CHICAGO - COMPARABLE DINNER SALES(1)
     TRAFFIC VOLUME (2)           1.255     1.330       1.546       1.685      1.963      0.822      0.740
         % TRAFFIC VOLUME GROWTH      -       6.0%       16.3%        9.0%      16.5%         -      -10.0%
     X AVERAGE CHECK             $64.44    $66.38      $68.43      $70.41     $74.37     $74.21     $77.10
          % AVERAGE CHECK GROWTH      -       3.0%        3.1%        2.9%       5.6%         -        3.9%
                                 ---------------------------------------------------    --------------------
     REVENUES                     $80.9     $88.3      $105.8      $118.7     $146.0      $61.0      $57.0
                                 ===================================================    ====================
                % REVENUE GROWTH      -       9.2%       19.8%       12.1%      23.1%         -       -6.5%

     (1) Does not include sales for Bertolini's, new restaurants, lunch, or boardrooms.
     (2) Based upon customers that ordered an entree.

                                   [Graphic Omitted]


[The following table was depicted as a line graph of quarterly comparable restaurant revenues for Morton's in the printed materials.]


                                           1999                            2000                 2001
                                 Q1      Q2      Q3      Q4      Q1      Q2      Q3      Q4      Q1
Same Store Sales Growth         1.7%    0.7%    7.6%    6.1%    12.3%   9.9%    12.3%   4.5%    (3.3%)

     - Until the first quarter of 2001, the Morton's of Chicago chain (excluding Bertolini's) had not experienced negative growth in comparable restaurant revenues since 1991

     -    Macroeconomic and Company Specific Outlook

          - As Morton's continues to drive average check dollars higher, it continues to be viewed as a higher end restaurant, which will make it more prone to macro economic pressures

          - Level of economic growth over the near-to-medium term is likely to be less than growth over the last five years

          - Need to re-evaluate and potentially revise projected growth estimates

-------------------------------------------------------------------------------
                         SECTION II: VALUATION ANALYSIS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          VALUATION ON A PASSIVE BASIS
-------------------------------------------------------------------------------

FINANCIAL COMPARISON

     -    ORIGINAL MANAGEMENT FIVE-YEAR PLAN


               ($US in Millions, Except per Share Data)
                                                                                                          CAGR
                                    2000        2001E       2002E      2003E      2004E       2005E     '00-'05
                                  --------  -----------  ----------  ---------  ---------   ----------  ----------
               Revenue            $248.4       $285.7      $342.8     $411.4     $493.7      $592.4       19.0%
                   % GROWTH            -         15.0%       20.0%      20.0%      20.0%       20.0%

               EBITDA             $ 31.9       $ 36.5      $ 42.1     $ 50.5     $ 60.6      $ 73.3       18.1%
                   % MARGIN         12.8%        12.8%       12.3%      12.3%      12.3%       12.4%
                   % GROWTH            -         14.5%       15.3%      20.0%      20.0%       20.9%

               E.P.S.             $ 2.12       $ 2.35      $ 2.70     $ 3.25     $ 3.90      $ 4.65       17.1%
                   % GROWTH            -         11.1%       14.9%      20.3%      19.9%       19.4%



     -    ADJUSTED MANAGEMENT/GREENHILL CASE


               ($US in Millions, Except per Share Data)
                                                                                                          CAGR
                                    2000        2001E       2002E      2003E      2004E       2005E     '00-'05
                                  --------  -----------  ----------  ---------  ---------   ----------  ----------
               Revenue            $248.4       $270.6      $296.8     $324.9     $356.4      $388.6        9.4%
                   % GROWTH            -          9.0%        9.7%       9.5%       9.7%        9.1%

               EBITDA             $ 31.9       $ 33.4      $ 36.0     $ 39.4     $ 43.2      $ 47.1        8.1%
                   % MARGIN         12.8%        12.3%       12.1%      12.1%      12.1%       12.1%
                   % GROWTH            -          4.7%        7.9%       9.3%       9.7%        9.1%

               E.P.S.             $ 2.12       $ 2.10      $ 2.44     $ 2.63     $ 2.92      $ 3.21        8.7%
                   % GROWTH            -         -0.6%       15.8%       8.2%      10.7%       10.0%

               Notes:
               ----------------------------------------------------------------
               (1) Financial information excludes one-time charges and
                   discontinued operations.
               (2) The Company's fiscal year ends in December.

FINANCIAL SUMMARY - ADJUSTED MANAGEMENT/GREENHILL CASE


($US in Millions, Except per Share Data)


                      FINANCIAL PERFORMANCE SUMMARY (1)(2)
-----------------------------------------------------------------------------------------------------

                                                    1997       1998       1999       2000      2001E
                                                  --------  ---------  ---------  ---------  ---------
Total Number of Restaurants - Year End                 48         55         58         62         67
  % GROWTH                                              -      14.6%       5.5%       6.9%       8.1%
  NUMBER OF NEW MORTON'S RESTAURANTS                    3          5          7          7          6
  NUMBER OF NEW/(CLOSED) BERTOLINI'S RESTAURANTS        3          2        (4)        (3)        (1)

Revenue                                            $172.5     $189.8     $206.9     $248.4     $270.6
  % GROWTH                                              -      10.0%       9.0%      20.0%       9.0%
  REVENUE PER MORTON'S/BERTOLINI'S RESTAURANT          NA         NA         NA     $  4.3     $  4.2
  PER-RESTAURANT REVENUE GROWTH                        NA         NA         NA         -       -1.6%

EBITDA                                             $ 20.7     $ 24.5     $ 25.8     $ 31.9     $ 33.4
  % MARGIN                                          12.0%      12.9%      12.5%      12.8%      12.3%
  % GROWTH                                             -       18.4%       5.3%      23.6%       4.7%

EBIT                                               $ 13.8     $ 16.2     $ 18.3     $ 20.8     $ 21.1
  % MARGIN                                           8.0%       8.5%       8.8%       8.4%       7.8%
  % GROWTH                                             -       17.2%      12.7%      14.0%       1.4%

E.P.S.                                             $ 1.25     $ 1.50     $ 1.75     $ 2.12     $ 2.10
  % GROWTH                                             -       20.0%      16.7%      21.0%      -0.6%


                                                    2002E      2003E      2004E      2005E    '00-'05
                                                  --------  ---------  ---------  ---------  ---------
Total Number of Restaurants - Year End                  72         78         84         90    7.7%
  % GROWTH                                            7.5%       8.3%       7.7%       7.1%
  NUMBER OF NEW MORTON'S RESTAURANTS                     5          6          6          6
  NUMBER OF NEW/(CLOSED) BERTOLINI'S RESTAURANTS         0          0          0          0

Revenue                                             $296.8     $324.9     $356.4     $388.6    9.4%
  % GROWTH                                            9.7%       9.5%       9.7%       9.1%
  REVENUE PER MORTON'S/BERTOLINI'S RESTAURANT       $  4.3     $  4.4     $  4.4     $  4.5    0.9%
  PER-RESTAURANT REVENUE GROWTH                       1.5%       1.5%       1.5%       1.5%

EBITDA                                              $ 36.0     $ 39.4     $ 43.2     $ 47.1    8.1%
  % MARGIN                                           12.1%      12.1%      12.1%      12.1%
  % GROWTH                                            7.9%       9.3%       9.7%       9.1%

EBIT                                                $ 24.2     $ 26.1     $ 28.9     $ 31.9    8.9%
  % MARGIN                                            8.2%       8.0%       8.1%       8.2%
  % GROWTH                                           14.9%       7.8%      10.5%      10.6%

E.P.S.                                              $ 2.44     $ 2.63     $ 2.92     $ 3.21    8.7%
  % GROWTH                                           15.8%       8.2%      10.7%      10.0%

Notes:
-------------------------------------------------------------------------------
(1) Financial information excludes one-time charges and discontinued operations.
(2) The Company's fiscal year ends in December.

SUMMARY OF VALUATION ON A PASSIVE BASIS


                                                                                              PREMIUM TO
                                                             SUMMARY RANGE             UNAFFECTED STOCK PRICE(1)
                                                      --------------------------       -------------------------
Discounted Cash Flow Analysis                         $32.32       -      $38.14       50.3%       -       77.4%
(BASED UPON ADJUSTED MANAGEMENT/GREENHILL CASE)

Comparable Company Valuation                          $33.00       -      $44.00       53.5%       -      104.7%


                                                      Notes:
                                                      -------------------
                                                      (1) Unaffected stock price is $21.50 as of April 25, 2001.

THE VALUATION GAP

     - The valuations implied by these methodologies represent theoretical values that are significantly higher than the previous unaffected stock market price or even current market prices

     - The "valuation gap" may be due to a variety of factors, but we believe source from primarily four issues:


                                [Graphic Omitted]

[The following table was depicted as a bar graph in the printed materials.]


LIQUIDITY
-----------------------------
   % FLOAT        TICKER
-----------------------------
    99.0%          DRI
    97.9%          EAT
    96.4%          CBRL
    94.1%          RARE
    94.7%          RI
    92.8%          PFCB
    92.1%          APPB
    89.3%          CAKE
    89.1%          STAR
    85.4%          OSI
-----------------------------
    57.5%          MRG
-----------------------------


                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]


SAME STORE SALES GROWTH
----------------------------------------------------------------
               LONGHORN      CAPITAL    OUTBACK
    DATE      STEAKHOUSE     GRILLE    STEAKHOUSE     MORTON'S
----------------------------------------------------------------
    1998         5.0%          5.7%       5.2%          4.4%
    1999         5.9%          9.4%       5.6%          3.9%
    2000         5.6%         10.5%       5.3%          9.5%
    2001E        3.1%          3.2%       2.8%          1.0%
    2002E        2.0%          2.0%       2.0%          0.0%


                                [Graphic Omitted]

[The following table was depicted as a bar graph in the printed materials.]


LEVERAGE
----------------------------------
     TOTAL DEBT/
     2001E EBITDA       TICKER
----------------------------------
         0.0x            CAKE
         0.0x            STAR
         0.1x            PFCB
         0.1x            OSI
         0.1x            RI
         0.4x            RARE
         0.4x            EAT
         0.7x            APPB
         0.7x            CBRL
         1.0x            DRI
----------------------------------
         2.7x            MRG
----------------------------------


                                [Graphic Omitted]

[The following table was depicted as a bar graph in the printed materials.]


SCALE
----------------------------------
MARKET VALUE ($MM)      TICKER
----------------------------------
      $3,493             DRI
      $2,450             EAT
      $2,296             OSI
      $1,198             RI
      $1,175             CAKE
      $1,015             APPB
      $  997             CBRL
      $  540             RARE
      $  495             PFCB
      $  344             STAR
----------------------------------
      $  118             MRG
----------------------------------

     - These factors have created a discount to value both on a systemic level and financial level

12 MONTHS FORWARD PRICE TO EARNINGS MULTIPLES (JULY 1992 - FEBRUARY 2001)

                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]

                ---------------------------------------------------------------------------------
                              CASUAL DINING         STEAKHOUSE RESTAURANT     MORTON'S RESTAURANT
                DATE       RESTAURANT SECTOR(1)            SECTOR(2)                 GROUP
                ---------------------------------------------------------------------------------
                 7/92              19.9x                    27.3x                    13.7x
                 8/92              21.0x                    32.6x                    14.3x
                 9/92              22.8x                    35.7x                    14.6x
                10/92              20.9x                    32.0x                    16.9x
                11/92              23.4x                    32.9x                    17.2x
                12/92              24.0x                    34.1x                    16.5x
                 1/93              23.6x                    33.0x                    15.9x
                 2/93              22.4x                    28.2x                    16.8x
                 3/93              23.4x                    30.5x                    14.3x
                 4/93              23.4x                    26.8x                    15.8x
                 5/93              25.5x                    30.7x                    16.4x
                 6/93              24.4x                    30.3x                    14.8x
                 7/93              23.8x                    25.0x                    13.7x
                 8/93              23.8x                    23.2x                    13.4x
                 9/93              23.3x                    24.1x                    13.0x
                10/93              25.2x                    24.6x                    10.1x
                11/93              26.3x                    23.7x                    12.5x
                12/93              26.5x                    23.1x                    11.6x
                 1/94              27.3x                    21.6x                    12.3x
                 2/94              26.0x                    22.8x                    11.1x
                 3/94              27.0x                    25.9x                    10.8x
                 4/94              24.0x                    22.4x                    10.9x
                 5/94              21.6x                    21.5x                    10.2x
                 6/94              19.8x                    20.2x                     9.3x
                 7/94              19.6x                    19.8x                     7.4x
                 8/94              19.6x                    20.3x                     8.6x
                 9/94              21.2x                    21.8x                     9.3x
                10/94              20.7x                    21.9x                    10.2x
                11/94              20.0x                    22.6x                    11.6x
                12/94              17.4x                    18.5x                    11.1x
                 1/95              18.9x                    20.3x                    11.3x
                 2/95              20.2x                    19.9x                    11.3x
                 3/95              18.1x                    19.0x                    10.1x
                 4/95              18.5x                    20.4x                    10.0x
                 5/95              19.5x                    21.2x                    11.0x
                 6/95              19.3x                    21.5x                    10.4x
                 7/95              19.3x                    22.6x                     9.7x
                 8/95              19.2x                    24.2x                    12.2x
                 9/95              18.9x                    24.0x                    13.6x
                10/95              17.6x                    24.1x                    13.5x
                11/95              16.6x                    22.4x                    11.2x
                12/95              16.1x                    22.0x                    12.6x
                 1/96              15.2x                    19.4x                    11.4x
                 2/96              16.4x                    22.8x                    13.8x
                 3/96              17.5x                    23.1x                    14.7x
                 4/96              19.6x                    24.5x                    13.2x
                 5/96              19.0x                    25.0x                    15.6x
                 6/96              19.4x                    21.3x                    15.9x
                 7/96              17.1x                    18.1x                    15.0x
                 8/96              17.1x                    16.0x                    15.0x
                 9/96              18.5x                    15.8x                    15.6x
                10/96              16.4x                    13.4x                    14.0x
                11/96              17.0x                    14.5x                    12.9x
                12/96              16.6x                    15.0x                    12.9x
                 1/97              16.3x                    13.3x                    12.9x
                 2/97              15.6x                    13.2x                    13.3x
                 3/97              15.6x                    12.3x                    13.6x
                 4/97              14.3x                     9.8x                    12.9x
                 5/97              15.3x                    11.4x                    12.8x
                 6/97              16.2x                    11.7x                    12.4x
                 7/97              16.8x                    11.8x                    15.2x
                 8/97              17.2x                    11.2x                    15.1x
                 9/97              18.4x                    12.7x                    16.1x
                10/97              18.3x                    13.2x                    16.8x
                11/97              17.3x                    12.8x                    15.5x
                12/97              16.7x                    12.8x                    13.8x
                 1/98              16.2x                    12.5x                    12.7x
                 2/98              18.3x                    13.6x                    14.2x
                 3/98              19.0x                    14.9x                    14.1x
                 4/98              20.3x                    15.6x                    14.8x
                 5/98              19.0x                    14.4x                    15.1x
                 6/98              17.0x                    13.2x                    14.7x
                 7/98              16.8x                    15.0x                    14.1x
                 8/98              15.0x                    12.4x                    12.3x
                 9/98              13.3x                    10.4x                    12.3x
                10/98              12.5x                     9.5x                     7.5x
                11/98              15.1x                    12.5x                    11.3x
                12/98              15.9x                    12.7x                    11.0x
                 1/99              19.8x                    13.1x                    10.4x
                 2/99              19.7x                    14.2x                     9.7x
                 3/99              21.1x                    15.6x                     8.9x
                 4/99              19.2x                    16.5x                     7.7x
                 5/99              20.5x                    16.4x                     9.1x
                 6/99              19.4x                    17.1x                     9.6x
                 7/99              19.0x                    17.3x                     9.8x
                 8/99              17.9x                    14.0x                     8.7x
                 9/99              17.9x                    14.1x                     8.8x
                10/99              16.2x                    12.4x                     8.5x
                11/99              16.9x                    12.3x                     7.6x
                12/99              14.5x                    10.9x                     7.3x
                 1/00              15.3x                    12.3x                     7.8x
                 2/00              14.6x                    11.3x                     8.0x
                 3/00              14.5x                    11.6x                     8.8x
                 4/00              15.9x                    14.5x                     8.4x
                 5/00              17.8x                    16.0x                     8.6x
                 6/00              16.5x                    14.3x                     8.2x
                 7/00              15.8x                    13.3x                     9.0x
                 8/00              15.4x                    12.7x                     9.0x
                 9/00              15.6x                    11.9x                     9.1x
                10/00              16.1x                    13.0x                     8.4x
                11/00              19.4x                    14.0x                     8.3x
                12/00              18.6x                    15.1x                     9.6x
                 1/01              17.1x                    14.5x                     9.2x
                 2/01              18.1x                    16.4x                     9.7x


     Notes:
     ------------------
     (1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, The Cheesecake Factory, Darden Restaurants, Landry's Seafood Restaurants, O'Charley's, P.F. Chang's China Bistro and Ruby Tuesday.
     (2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, and RARE Hospitality International.

ADJUSTED VALUATION


     - Based on historical P/E's over the last nine years, Morton's trades on average 35% below its peers in the steakhouse and casual dining (including upscale) segments

     - When adjusted for this P/E discount, the implied value range of Morton's reflects recent trading levels of the unaffected stock price

                                                                                              PREMIUM TO
                                                             SUMMARY RANGE             UNAFFECTED STOCK PRICE(1)
                                                      --------------------------       -------------------------
Comparable Company Valuation                          $33.00      -       $44.00       53.5%       -       104.7%

Adjusted P/E Valuation                                $19.00      -       $23.00      -11.6%       -         7.0%


Notes:
----------------------
(1) Unaffected stock price is $21.50 as of April 25, 2001.


       ------------------------------------------------------------------
                        VALUATION ON A TRANSACTION BASIS
       ------------------------------------------------------------------

TRANSACTION VALUE ANALYSIS SUMMARY

                                                                             IMPLIED           IMPLIED PREMIUM TO
VALUATION METHODOLOGY                             MULTIPLE RANGE         PRICE PER SHARE    UNAFFECTED STOCK PRICE(1)
-----------------------------------------------  ---------------------  ------------------  -------------------------
ALL COMPARABLE TRANSACTIONS

LTM EBITDA                                        7.0x  -  10.0x        $27.27  -  $44.62      26.9%  -  107.6%

LTM P/E                                          16.0x  -  20.0x        $30.88  -  $38.60      43.6%  -   79.5%

One Week Premium Paid                            25.0%  -  30.0%        $26.88  -  $27.95      25.0%  -   30.0%
                                                   ---------------------------------------
                                                     Summary Range      $27.00  -  $37.00
                                                   ---------------------------------------


RUTH'S CHRIS STEAKHOUSE TRANSACTION (ANNOUNCED JULY 1999)

LTM EBITDA                                             8.2x                  $34.15                 58.8%

LTM P/E                                               16.5x                  $31.87                 48.2%


Notes:
----------------------
(1) Based upon Morton's unaffected stock price as of April 25, 2001.

PRECEDENT TRANSACTION ANALYSIS

($US Millions)


                                                                                                             EQUITY
                                                                                                             VALUE/
  DATE                                  TARGET BUSINESS                              EQUITY   ENTERPRISE   NET INCOME
ANNOUNCED    TARGET / ACQUIROR            DESCRIPTION                                 VALUE     VALUE         LTM
---------  ---------------------  -----------------------------------------------    -------  ----------  ------------
2/15/01    VICORP Restaurants/    Operates and franchises  mid-scale family-type      $179.6    $171.4        12.2x
           Investor Group         restaurants, principally under the names
                                  "Bakers Square" and "Village Inn"

11/16/00   Il Fornaio (America)   Operates Italian restaurants and bakeries in         $76.6    $ 71.8        18.8x
           Corporation/           the US
           Bruckman, Rosser,
           Sherrill & Co.

6/5/00     Buffets/               Develops, owns and franchises more than 400         $592.1    $541.2        12.7x
           Caxton-Iseman Capital  family-style buffet restaurants

----------------------------------------------------------------------------------------------------------------------
7/19/99    Ruth's Chris Steak     Operates fine dining steakhouse restaurants (29     $145.2    $177.4        16.5x
           House/Madison          company-owned and 29 franchisee-owned)
           Dearborn Partners      under the "Ruth's Chris Steak House" name
----------------------------------------------------------------------------------------------------------------------

12/11/98   Logan's Roadhouse/     Owns and franchises roadhouse-style                 $178.2    $178.1        21.2x
           CBRL Group             restaurants

9/25/98    Domino's Pizza/        Operates more than 6,200 pizza delivery stores      $921.0    $971.0        12.6x
           Bain Capital           in 64 international markets

4/27/98    Romacorp (unit of NPC  Operates and franchises Tony Roma's Famous          $121.5    $121.5           NA
           International)/        For Ribs restaurants
           Sentinel Capital
           Partners

4/3/98     Bertucci's/            Operates 84 full-service, Italian restaurants       $96.5    $104.7        28.9x
           NE Restaurant Corp.    under the "Bertucci's Brick Oven Pizzeria"
                                  name

10/21/97   Dairy Queen            Franchises more than 6,000 Dairy Queen,            $585.0    $585.0        14.1x
           International/         Orange Julius, Karmelkorn and Golden Skillet
           Berkshire Hathaway     stores

8/4/97     Perkins Family         Owns, operates and franchises family-style         $276.0    $276.0           NM
           Restaurants LP/        restaurants
           Restaurant Co.

4/19/96    Bayport Restaurant     Owns and operates 17 "Crab House Seafood"          $ 46.6    $ 73.0        21.4x
           Group/Landry's         restaurants in Florida, Georgia and
           Seafood Restaurants    South Carolina

11/17/89   Dunkin' Donuts/        Operates 1,811 donut shops                         $322.7    $403.5        28.8x
           Allied-Lyons plc

3/8/89     Pillsbury's Steak &    Includes 159 Steak & Ale                           $434.0    $434.0           NA
           Ale and Bennigan's     and 221 Bennigan's
           Restaurants / Private  restaurants
           Investors

                                                                                              ----------------------
                                                                                                 Mean        18.7x
                                                                                               Median         17.7
                                                                                                 High         28.9
                                                                                                  Low         12.2
                                                                                              ----------------------

                 ENTERPRISE VALUE/              PREMIUM PAID
              -------------------------  ---------------------------
  DATE        REVENUES   EBITDA    EBIT     ONE     ONE       ONE
ANNOUNCED       LTM       LTM      LTM      DAY     WEEK     MONTH
---------     --------  --------  -----  --------  ------  --------
2/15/01         0.46x     4.1x     7.1x    38.6%    32.0%    52.0%


11/16/00        0.61x     5.7x    11.2x    28.9%    23.9%    41.2%


6/5/00          0.56x     4.7x     7.6x    14.2%    27.4%    27.4%

--------------------------------------------------------------------
7/19/99         1.36x     8.2x    11.0x      NM       NM       NM
--------------------------------------------------------------------

12/11/98        1.97x    10.7x    14.8x    13.9%    10.3%    32.4%


9/25/98         0.85x    10.5x    14.1x      NM       NM       NM


4/27/98         1.28x       NA    11.4x      NM       NM       NM


4/3/98          0.75x     6.9x    16.9x    35.5%    35.5%    38.3%


10/21/97        1.40x     8.8x     9.8x    11.9%     6.9%    11.9%


8/4/97          1.10x     7.9x    14.5x    28.7%    27.3%    30.2%


4/19/96         1.23x    13.5x    18.6x    10.5%    28.6%    19.9%


11/17/89        3.40x    13.8x    18.2x    34.0%    32.2%    37.0%


3/8/89          0.60x       NA     8.7x      NM       NM        NM

       -----------------------------------------------------------
         Mean   1.20x     8.6x    12.6x    24.0%    24.9%    32.2%
       Median   1.10x      8.2     11.4    28.7%    27.4%    32.4%
         High   3.40x     13.8     18.6    38.6%    35.5%    52.0%
          Low   0.46x      4.1      7.1    10.5%     6.9%    11.9%
       -----------------------------------------------------------

Notes:
---------------------------------------
N.B. Financial information excludes one-time charges and discontinued operations. Equity and enterprise values represent the implied value of the entire company.

-------------------------------------------------------------------------------
                       SECTION III: STRATEGIC ALTERNATIVES
-------------------------------------------------------------------------------

STATUS QUO

     -    Management executes current business plan


                                    ADVANTAGES
          ---------------------------------------------------------------------

          - Allows management to attempt to achieve greater long-term shareholder value

          -    Maintains focus on operations and execution

          -    May facilitate sale at more optimal time



                                   DISADVANTAGES
          ---------------------------------------------------------------------

          - Does not meet certain shareholder expectations for a current "value creation event"; shareholder vote may likely elect a new slate of directors at the next annual meeting

          - Given the current environment, risk in achieving operating plan in the near term

          - Appearance of entrenched management which will be subject to criticism



                          NEAR-TERM SHAREHOLDER IMPACT
          ---------------------------------------------------------------------

          -    Likely negative



                         LONGER-TERM SHAREHOLDER ISSUES
          ---------------------------------------------------------------------

          - Practically, may be unable to execute management plans or to facilitate more optimal liquidity event if current Board and management are voted out

ACQUISITION STRATEGY


     - Asset or company acquisition to accelerate growth or to achieve significant synergies

                                   ADVANTAGES
          ---------------------------------------------------------------------

          -    Potentially expands equity base and increases liquidity

          - Provides potential opportunity to enhance shareholder value in medium-to-long term



                                  DISADVANTAGES
          ---------------------------------------------------------------------

          -    Certain shareholders' expectations will not be met

          -    Limited number of potential targets/partners

          - Weak currency and limited financing capacity for significant acquisitions

          -    Increased risk of successfully executing operating plan

          -    Appearance of forced strategy



                          NEAR-TERM SHAREHOLDER IMPACT
          ---------------------------------------------------------------------

          - Likely negative; depends on if whether transaction is perceived as attractive



                         LONGER-TERM SHAREHOLDER ISSUES
          ---------------------------------------------------------------------

          -    Neutral/potentially positive impact if attractive terms

          - Timing issue of integrating acquisition and achieving financial results v. shareholder expectations and next shareholder vote

LIST OF POTENTIAL ACQUISITION CANDIDATES

- Criteria: Public companies between $30 and $100 million in equity market capitalization; high growth; attractive pricing (lower P/E); and strategic fit


COMPANY                            EQUITY MARKET CAP. (SMM)                               ISSUES
------------------------------  ----------------------------  ----------------------------------------------------------------------
CASUAL DINING

Advantica Restaurant                        $ 41              Loses money, financially troubled

Chammps Entertainment                       $101              Negative growth; higher P/E

Chart House Enterprises                     $ 31              Loses money, financially troubled

Famous Dave's of America                    $ 76              2001E P/E of 20x; relatively expensive, and would be dilutive to EPS

Main Street and Main                        $ 51              Negative growth; questionable strategic fit

Rubio's Restaurants                         $ 38              2001E P/E of 40.0x; relatively expensive, and would be dilutive to EPS

FAMILY DINING

Frisch's Restaurants                        $ 65              Slow growth; questionable strategic fit

Garden Fresh Restaurant Group               $ 52              Questionable strategic fit

Shoney's                                    $ 40              Loses money; financially troubled

Sizzler International                       $ 36              Management turmoil

QUICK SERVICE

Checkers Drive-In Restaurants               $ 56              Negative growth

PJ America                                  $ 33              Slow growth; questionable strategic fit

Schlotzky's                                 $ 38              Slow growth; questionable strategic fit

SPECIALTY/OTHER

Benihana                                    $ 71              Moderate growth

Smith & Wollensky                           $ 65              Limited financial information; questionable timing

LIST OF POTENTIAL ACQUISITION CANDIDATES - PRIVATELY HELD


                    PRIVATELY HELD COMPANIES
                    -------------------------------
                    -  American Restaurant Group

                    -  Back Bay Restaurant Group

                    -  Houlihan's Restaurant Group

                    -  Levy Restaurants

                    -  NE Restaurant Company

                    -  Rock Bottom Restaurants

                    -  Ruth's Chris Steak House

                    -  Spaghetti Warehouse

RECAPITALIZATION


- Sell assets and/or increase leverage and use the proceeds to self-tender at a premium, providing potential exit to some shareholders

                                   ADVANTAGES
     --------------------------------------------------------------------------

     - Provides opportunity for shareholders to achieve partial liquidity and provides management an opportunity to seek a full liquidity event at a more opportune time

     -    May be designed to be financially attractive

     - Provides remaining shareholders an opportunity to realize potential higher, long-term value



                                  DISADVANTAGES
     --------------------------------------------------------------------------

     -    Exacerbates liquidity and leverage issues for remaining shareholders

     - Incremental higher leverage reduces operating and financial flexibility as well as a reduced margin for error in a possible downturn

     -    May not meet shareholder expectations



                          NEAR-TERM SHAREHOLDER IMPACT
     --------------------------------------------------------------------------

     -    Neutral to negative

     - Some shares will receive premium value in cash, but remaining shares will be in more highly levered, less liquid company



                         LONGER-TERM SHAREHOLDER ISSUES
     --------------------------------------------------------------------------

     - Liquidity and leverage issues v. opportunity to realize enhanced values

ILLUSTRATIVE EXAMPLE OF RECAPITALIZATION


     - Sell Bertolini's chain for 6.5x 2001E EBITDA, or $15.8 million (estimated $11.5 cash proceeds after tax) (1)

     - Use excess cash and increase leverage to 3.5x Total Debt/Pro Forma EBITDA, which raises $28.4 million

     - Self-tender at $27.00 per share, which decreases share base by 1.53 million shares


               ($US in Millions, Except per Share Data)

                                                               PRO FORMA STATISTICS
               ------------------------------------------------------------------------------------------------------------
               Shares Repuchased (MM)                           1.53             Total Debt/EBITDA                     3.5x

               Pro Forma Shares Outstanding (MM)                3.11
                                                                                 EBITDA/Interest                       3.1x
               Pro Forma 2002 E.P.S.                          $ 2.69
               % ACCRETION/(DILUTION)                           10.6%
                                                                                 EBITDA-CapEx/Interest                 2.1x
               New Assumed Market Price (1)                   $23.11

               Pro Forma Market Capitalization                $ 71.9             EBIT/Interest                         2.0x



                                                             SHAREHOLDER VALUE ANALYSIS (3)
               ------------------------------------------------------------------------------------------------------------
               % of Shares Repurchased                          33.0%            Cash Tender Price per Share         $27.00

               % of Shares Retained                             67.0%            New Assumed Market Price            $23.11

                                                                                 Blended Value per Share             $24.39


               (1) Cash proceeds based upon the assumption of Morton's tax basis in Bertolini's of $5 million and a tax rate of 40%.
               (2) Pro forma market price is based upon a 2002E 8.6x P/E implied by Morton's unaffected stock price of $21.50.
               (3) Assumes 100% acceptance of self-tender, which implies pro rata buyback of shares from all holders.

MINORITY INVESTMENT (WHITE SQUIRE)


- Preferred equity or common stock investment by financial or strategic investor, which could be followed by a recapitalization


                                   ADVANTAGES
     --------------------------------------------------------------------------

     -    May mitigate leverage issues v. a leveraged recapitalization alone

     -    May enhance value creation depending on partner

     - Provides a benchmark valuation (especially if perceived as "smart money")

     - Provides partial liquidity for shareholders if followed by a recapitalization and provides management an opportunity to seek a full liquidity event at a more opportune time



                                  DISADVANTAGES
     --------------------------------------------------------------------------

     - Does not immediately address liquidity issues for remaining shareholders

     - Raises a new set of issues surrounding partner (exit, preference, and governance)

     - May be difficult to identify and to execute on acceptable terms in the current environment

     -    May not meet shareholder expectations



                          NEAR-TERM SHAREHOLDER IMPACT
     --------------------------------------------------------------------------

     -    Neutral: depends upon the final terms of investment

     -    Subsequent recapitalization would turn impact to neutral/positive



                         LONGER-TERM SHAREHOLDER ISSUES
     --------------------------------------------------------------------------

     - Final terms of investment will impact future returns for existing shareholders

     -    May reduce opportunity for other transactions

ILLUSTRATIVE EXAMPLE OF MINORITY INVESTMENT (WHITE SQUIRE)

     - Sell Bertolini's chain for 6.5x 2001E EBITDA, or $15.8 million (estimated $11.5 cash proceeds after tax) (1)

     - Financial or strategic partner purchases 1.1 million shares for $29.7 million at a $27.00 stock price

     - Increase leverage to 3.5x Total Debt/EBITDA, which raises $28.2 million

     - Self-tender at $27.00 per share, which allows for a repurchase of 2.62 million shares or a net decrease in the share base by 1.52 million shares

     -    Partner would own 35.3% of the Company on a pro forma basis


               ($US in Millions, Except per Share Data)

                                                      PRO FORMA STATISTICS
               -----------------------------------------------------------------------------------------------------
               Shares Issued to Partner (MM)                 1.10
               Total Shares Purchased (MM)                   2.62            Total Debt/EBITDA                  3.5x
               Net Decrease in Share Base (MM)               1.52

               Pro Forma Shares Outstanding (MM)             3.12            EBITDA/Interest                    3.1x

               Pro Forma 2002 E.P.S.                       $ 2.69
               % ACCRETION/(DILUTION)                        10.5%           EBITDA-CapEx/Interest              2.1x

               New Assumed Market Price (1)                $23.09
                                                                             EBIT/Interest                      2.0x
               Pro Forma Market Capitalization             $ 72.0


                                                SHAREHOLDER VALUE ANALYSIS (3)
               -----------------------------------------------------------------------------------------------------
               % of Shares Repurchased                       56.5%           Cash Tender Price per Share      $27.00

               % of Shares Retained                          43.5%           New Assumed Market Price         $23.09

                                                                             Blended Value per Share          $25.30

               (1) Cash proceeds based upon the assumption of Morton's tax basis in Bertolini's of $5 million and a tax rate of 40%.
               (2) Pro forma market price is based upon a 2002E 8.6x P/E implied by Morton's unaffected stock price of $21.50.
               (3) Assumes 100% acceptance of self-tender, which implies pro rata buyback of shares from all holders.

SALE OF THE COMPANY


     -    Sell to an acquiror for cash and/or stock


                                   ADVANTAGES
          ----------------------------------------------------------------------
          -    Meets current expectations of certain shareholders

          - Acquiror/Merger partner may provide enhanced values in the case of a stock transaction

          -    Potentially maximizes near-term value



                                  DISADVANTAGES
          ----------------------------------------------------------------------

          - Eliminates or reduces ability by shareholders to realize potential enhanced long term value

          -    Not necessarily the optimal time to sell given current conditions

          - Places other stakeholders at risk: employees, customers, and vendors

          -    Limited indications of interest to date



                          NEAR-TERM SHAREHOLDER IMPACT
          ----------------------------------------------------------------------

          -    Positive



                         LONGER-TERM SHAREHOLDER ISSUES
          ----------------------------------------------------------------------

          -    Final form of consideration is relevant

          -    Tax issues

POTENTIAL ACQUIRORS

           POTENTIAL STRATEGIC BUYERS
     --------------------------------------
     TIER I

     -   Brinker International
     -   Cheesecake Factory
     -   Darden Restaurants
     -   O'Charley's
     -   Outback Steakhouse
     -   P.F. Chang's
     -   RARE Hospitality International
     -   Triarc Companies

     TIER II
     -   Applebee's International
     -   Landry's Seafood
     -   Little Caesar Enterprises
     -   Lone Star Steakhouse
     -   Metromedia Company
     -   Ruby Tuesday
     -   Tricon Global Restaurants
     -   Wendy's International


     TIER III
     -   AFC Enterprises
     -   Bob Evans Farms
     -   Carlson Restaurants Worldwide
     -   CBRL Group
     -   CEC Entertainment
     -   Chart House Enterprises
     -   IHOP Corporation
     -   Jack in the Box
     -   Krispy Kreme Doughnuts
     -   McDonald's
     -   Papa John's International
     -   Ryan's Family Steak Houses
     -   Sonic Corporation
     -   Starbucks
     -   The Steak n Shake Company


- Other potential interested parties may include hotel management and food services companies (hotel management: Choice Hotels International, Four Seasons Hotels, Hilton Hotels, Hyatt, Marriott International, and Starwood Hotels and Resorts Worldwide; and food services: Autogrill SpA, Compass Group plc, and Sodexho Marriott Services)

POTENTIAL ACQUIRORS

                           POTENTIAL FINANCIAL BUYERS
                    ------------------------------------------
                    -    Bain Capital

                    -    BFMA Holding Corporation

                    -    Forstmann Little

                    -    Fremont Group

                    -    Hicks, Muse, Tate & Furst

                    -    Investors Management Corporation

                    -    Kohlberg Kravis Roberts & Co.

                    -    Leeds Equity Advisors

                    -    Madison Dearborn Partners

                    -    Ripplewood Holdings

                    -    Texas Pacific Group

                    -    Thomas H. Lee Putnam

ILLUSTRATIVE AFFORDABILITY ANALYSIS (ASSUMES NEW PURCHASE ACCOUNTING RULES)


                                              $28.25 PER SHARE                                $30.00 PER SHARE
                                 ----------------------------------------------  ------------------------------------------------
                                 2002 EPS  ACCRETION/(DILUTION) PRO FORMA TOTAL  2002 EPS  ACCRETION/(DILUTION)   PRO FORMA TOTAL
                                  CURRENT      NEW RULES (1)      DEBT/EBITDA    CURRENT       NEW RULES (1)        DEBT/EBITDA
                                 --------  -------------------  ---------------  --------  --------------------   ---------------
OUTBACK STEAKHOUSE

100% Cash                             1.6%         3.6%              0.67x         1.3%              3.3%              0.69x

50% Cash / 50% Stock                  0.3%         2.2%              0.50x        (0.1)%             1.9%              0.51x

100% Stock                           (0.9)%        1.0%              0.32x        (1.4)%             0.6%              0.32x

RARE HOSPITALITY INTERNATIONAL

100% Cash                             8.0%        17.6%              2.43x         6.2%             16.4%              2.52x

50% Cash / 50% Stock                  2.9%        11.4%              1.79x         1.0%             10.0%              1.84x

100% Stock                           (1.1)%        6.5%              1.15x        (3.0)%             5.0%              1.15x

DARDEN RESTAURANTS

100% Cash                             1.3%         2.9%              1.38x         1.0%              2.7%              1.39x

50% Cash / 50% Stock                  0.6%         2.2%              1.26x         0.3%              1.9%              1.27x

100% Stock                            0.0%         1.5%              1.14x        -0.4%              1.2%              1.14x

Notes:
--------------------------------------
N.B. All stock transactions based upon a Morton's stock price of $21.50, or the unaffected stock price. All cash transactions assumes a cost of debt of 7.5%.
(1) Assumes new purchase accounting rules.

ILLUSTRATIVE LEVERAGED BUYOUT ANALYSIS

  ($US in Millions, Except per Share Data)


         ADJ. MGMT./GREENHILL CASE WITH $2 MM IN COST REDUCTIONS (1)
                           3.5X TOTAL DEBT/EBITDA
-----------------------------------------------------------------------------
OFFER PRICE                                                         $27.00

TOTAL EQUITY REQUIRED                                               $100.3

% OF PRO FORMA CAPITALIZATION                                        46.4%

TOTAL TRANSACTION VALUE                                             $233.8
MULTIPLE OF 2001E EBITDA                                               7.0x

RANGE OF RETURNS BASED ON EXIT                      Year 3           Year 5
MULTIPLES OF 5.5X TO 7.0X EBITDA                19.3% - 33.1%    21.0% - 27.5%


     ADJ. MGMT./GREENHILL CASE WITH THIRD PARTY LBO OPERATING STRATEGY (2)
                             3.5X TOTAL DEBT/EBITDA
-----------------------------------------------------------------------------
OFFER PRICE                                                         $29.25

TOTAL EQUITY REQUIRED                                               $111.7

% OF PRO FORMA CAPITALIZATION                                       49.0%

TOTAL TRANSACTION VALUE                                             $245.8
MULTIPLE OF 2001E EBITDA                                               7.4x

RANGE OF RETURNS BASED ON EXIT                      Year 3           Year 5
MULTIPLES OF 5.5X TO 7.0X EBITDA                20.3% - 33.5%    21.3% - 27.6%

          ADJ. MGMT./GREENHILL CASE WITH $2 MM IN COST REDUCTIONS (1)
                             4.0X TOTAL DEBT/EBITDA
-----------------------------------------------------------------------------
OFFER PRICE                                                         $28.75

TOTAL EQUITY REQUIRED                                               $93.2

% OF PRO FORMA CAPITALIZATION                                       41.3%

TOTAL TRANSACTION VALUE                                             $243.1
MULTIPLE OF 2001E EBITDA                                               7.3x

RANGE OF RETURNS BASED ON EXIT                      Year 3           Year 5
MULTIPLES OF 5.5X TO 7.0X EBITDA                17.2% - 32.4%    20.5% - 27.6%



     ADJ. MGMT./GREENHILL CASE WITH THIRD PARTY LBO OPERATING STRATEGY (2)
                             4.0X TOTAL DEBT/EBITDA
-----------------------------------------------------------------------------
OFFER PRICE                                                         $31.00

TOTAL EQUITY REQUIRED                                               $104.3

% OF PRO FORMA CAPITALIZATION                                       43.8%

TOTAL TRANSACTION VALUE                                             $255.1
MULTIPLE OF 2001E EBITDA                                            7.6x

RANGE OF RETURNS BASED ON EXIT                      Year 3          Year 5
MULTIPLES OF 5.5X TO 7.0X EBITDA                18.6% - 33.0%   21.0% - 27.7%


Notes:
------------------------
(1)  Overhead reduced by a total of $2.0 million over 2002-2003.
(2) Assumes aggressive cost reductions by a third pary with the closure of the New Hyde corporate offices. Overhead reduced by a total of $8.0 million over 2002-2003.

-------------------------------------------------------------------------------
                       SECTION IV: ISSUES AND NEXT STEPS
-------------------------------------------------------------------------------

ISSUES AND NEXT STEPS


     - Special Committee needs to make a decision on its recommended strategy including with respect to BFMA

     -    Brief the full Board of Directors and attain full Board approval

     -    Consider public announcement

ILLUSTRATIVE TIMELINE FOR AN AUCTION SALE PROCESS

                       Preliminary Transaction Timetable
--------------------------------------------------------------------------------
Weeks 1-2              - Draft Offering Memorandum / Selling Documents
                       - Prepare Contact List
                       - Prepare Management Presentations
--------------------------------------------------------------------------------
Weeks 3-4              - Initiate Contacts with Potential Buyers
--------------------------------------------------------------------------------
Weeks 4-6              - Distribute, Negotiate and Execute Confidentiality
                         Agreements
--------------------------------------------------------------------------------
Weeks 6-8              - Distribute Offering Memorandum/Selling Documents and
                         Other Pertinent Information and
                         Gauge Level of Interest
                       - Update Morton's Board
--------------------------------------------------------------------------------
Weeks 8-10             - Review Period for Potential Buyers
                       - Receive and Respond to Additional Due Diligence
                         Inquiries
--------------------------------------------------------------------------------
Weeks 10-12            - Schedule Preliminary Meetings with Potential Buyers
--------------------------------------------------------------------------------
Weeks 12-14            - Hold Preliminary Meetings with Potential Buyers
                       - Discuss Preliminary Economic Terms
                       - Prepare Term Sheet Based on Discussions
--------------------------------------------------------------------------------
Weeks 14-16            - Assess Potential Buyer Interest and Narrow Field
                       - Update Morton's Board
--------------------------------------------------------------------------------
Weeks 16-18            - Hold Additional Management Meetings
                       - Finalize Term Sheets
--------------------------------------------------------------------------------
Weeks 18-20            - Assess and Select Potential Acquiror Finalist(s)
                       - Update Morton's Board
--------------------------------------------------------------------------------
Weeks 20-22            - Negotiate with Strongest Potential Buyer(s)
--------------------------------------------------------------------------------
Signing + 2-3 months   - Reach Definitive Agreement
                       - SEC Filings and Clearance
                       - Obtain Necessary Regulatory and Government Approvals
                       - Shareholder Vote
                       - Closing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

SUMMARY OF BFMA DUE DILIGENCE REQUEST LIST


     1. A detailed schedule of corporate and overall general and administrative expenses by department and location.

     2. A detailed schedule of corporate and overall marketing and promotional expenses by department and location.

     3. Profit and loss and cash flow statements for each restaurant including itemized capital expenditure detail. Summary reports should be sorted and ranked by sales, sales growth, contribution, margin, etc.

     4. A report by location of the lease and rental cost history with descriptions of the lease terms (rental rate, revenue participation terms, origination date, expiration date, and any other significant terms) and a detailed list of square feet (and seats) by location.

     5. A detailed report analyzing the "new economics," including actual costs for each of the restaurants opened in the last five years (breaking out the company incurred costs and the costs provided by the landlords or other financing sources) with sales and profitability for each new location.

     6. A schedule of capital expenditures with asset lists and respective deprecation schedules.

     7. Food and beverage cost analysis with total dollars and units of product purchased by category.

     8. A schedule of development expenses, site exploration costs, and all costs associated with the review, planning and opening of new stores with an explanation of specific job functions and expense items.

     9. A detailed organizational chart with headcounts in each department and by restaurant containing job descriptions and detailed salary, total compensation and expense account figures, if any.

     10. Sales by product with detailed cost, gross profit and gross margin figures in aggregate and by restaurant if available.

     11. Description of the accounting treatment of corporate versus restaurant operating expenses - including an analysis and description of any allocations of corporate or general overhead to the restaurants and from the restaurants back to corporate - describing the allocation of any individuals, job positions, or other expenses that are split between the corporate and the restaurant operating level.

     12. Detailed description of the different functions performed in the Chicago office versus the New Hyde Park office with headcount and expense detail by department and function.

     13. Detail of all complimentary food and beverage expenses by location and the corporate office with explanations.

     14. Description of the company's accounting treatment for the centralized purchase of food and beverage products and internal transfer pricing policies to the individual restaurants - including any figures, schedules or reports to account for the effect of these policies.

     15. Detailed schedule of reserves on the company's balance sheet for expenses related to any ongoing or planned closures of restaurant locations or write-offs related to abandoned development expenses.

     16. A recent set of internal management reports that the existing senior management team uses to monitor the business on a daily, weekly or monthly basis.

COMPARABLE COMPANY TRADING ANALYSIS

    ($US in Millions, Except per Share Data)

                                                         DISCOUNT                                               2001E PE /
                                                PRICE    FROM 52     EQUITY     ENTERPRISE     PRICE/EPS (1)     5-YR. EPS
      COMPANY (TICKER)                          6/1/01   WK. HIGH     VALUE        VALUE        LTM     2001E  GR. RATE (1)
---------------------------------------------   ------   --------    ------     ----------     ------  ------  ------------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                        $29.10    (10.5)%    $2,296.4     $2,251.9     16.0x     14.2x      0.86x
RARE Hospitality International (RARE)           $23.74    (25.8)%      $540.0       $555.6     18.4x     16.4x      0.80x
Lone Star Steakhouse & Saloon (STAR)            $13.00     (2.6)%      $343.6       $304.2     16.1x     11.5x      0.88x
The Smith & Wollensky Restaurant Group (SWRG)   $7.00     (18.8)%       $65.5        $53.3        NM        NA         NA

                                                                              ----------------------------------------------
                                                                                    Mean      16.8x     14.0x      0.85x
                                                                                  Median      16.1x     14.2x      0.86x
                                                                              ----------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                   $34.60    (28.6)%    $1,174.6     $1,131.5    33.9x     29.3x      1.08x
P.F. Chang's China Bistro (PFCB)                $38.22    (18.5)%      $494.9       $465.3    39.8x     32.3x      0.97x

                                                                              ----------------------------------------------
                                                                                    Mean      36.9x     30.8x      1.03x
                                                                              ----------------------------------------------

CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                        $27.50     (6.7)%    $3,493.3     $3,994.6    18.1x     16.2x      1.04x
Brinker International (EAT)                     $24.30    (22.4)%    $2,450.5     $2,560.0    17.7x     15.9x      0.95x
Ruby Tuesday (RI)                               $17.06    (14.7)%    $1,197.9     $1,202.2    19.6x     17.2x      0.86x
Applebee's International (APPB)                 $40.03    (11.9)%    $1,015.4     $1,109.9    15.9x     14.5x      0.98x
CBRL Group (CBRL)                               $17.55    (27.6)%      $997.4     $1,144.1    13.4x     12.8x      0.92x
Landry's Seafood Restaurants (LNY)              $14.95     (8.3)%      $338.9      $495.6     16.4x     13.7x      1.14x

                                                                              ----------------------------------------------
                                                                                    Mean      16.9x     15.0x      0.98x
                                                                                  Median      17.1x     15.2x      0.97x
                                                                              ----------------------------------------------

MORTON'S RESTAURANT GROUP (MRG)
----------------------------------------------------------------------------------------------------------------------------
UNAFFECTED STOCK PRICE (2) (4)                  $21.50    (10.2)%    $96.0        $185.1      11.1x     9.8x       0.54x
CURRENT STOCK PRICE (3) (4)                     $25.68     (8.3)%    $118.3       $207.4      13.3x     11.7x      0.65x
----------------------------------------------------------------------------------------------------------------------------


                                                                                ENTERPRISE VALUE /
                                                                  REVENUE            EBITDA              EBIT
      COMPANY (TICKER)                                          LTM    2001E     LTM       2001E      LTM    2001E
---------------------------------------------                   ---    -----     ---       -----      ---    -----
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                                       1.15x   1.04x     7.2x       6.4x      8.9x    7.9x
RARE Hospitality International (RARE)                          1.16x   1.02x     9.0x       8.0x     12.6x   11.2x
Lone Star Steakhouse & Saloon (STAR)                           0.52x   0.50x     5.3x       4.1x     12.0x    8.3x
The Smith & Wollensky Restaurant Group (SWRG)                  0.63x      NA       NM         NA        NM      NA

                                                  -----------------------------------------------------------------
                                                       Mean    0.87x   0.86x     7.2x       6.2x     11.2x   9.1x
                                                     Median    0.89x   1.02x     7.2x       6.4x     12.0x   8.3x
                                                  -----------------------------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                                  2.45x   2.13x     17.9x      15.8x    23.2x   20.3x
P.F. Chang's China Bistro (PFCB)                               1.82x   1.50x     15.0x      12.0x    20.8x   16.3x

                                                  -----------------------------------------------------------------
                                                       Mean    2.13x   1.81x     16.4x      13.9x    22.0x   18.3x
                                                  -----------------------------------------------------------------








CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                                       1.01x   0.96x     8.6x       7.8x     12.4x   11.1x
Brinker International (EAT)                                    1.08x   0.97x     8.0x       7.1x     11.4x   10.1x
Ruby Tuesday (RI)                                              1.52x   1.56x     9.8x       9.4x     14.0x   12.6x
Applebee's International (APPB)                                1.57x   1.49x     7.5x       7.2x     10.1x    9.7x
CBRL Group (CBRL)                                              0.62x   0.56x     5.6x       5.2x      8.1x    7.9x
Landry's Seafood Restaurants (LNY)                             0.85x      NA     7.1x         NA     14.7x      NA

                                                  -----------------------------------------------------------------
                                                       Mean    1.11x   1.11x     7.8x       7.3x     11.8x   10.3x
                                                     Median    1.05x   0.97x     7.7x       7.2x     11.9x   10.1x
                                                  -----------------------------------------------------------------

MORTON'S RESTAURANT GROUP (MRG)
-------------------------------------------------------------------------------------------------------------------
UNAFFECTED STOCK PRICE (2) (4)                                 0.74x   0.68x     6.0x       5.5x     9.5x    8.9x
CURRENT STOCK PRICE (3) (4)                                    0.83x   0.76x     6.7x       6.2x     10.7x   10.0x
-------------------------------------------------------------------------------------------------------------------


Notes:
----------------------------------------
N.B.  Estimates from recent research reports unless noted otherwise.
(1)  Source: IBES estimates as of June 2001.
(2) Figures based upon Morton's unaffected stock price as of April 25, 2001. Discount from 52-week high based upon Morton's previous 52-week closing high of $23.95 on February 21, 2001.
(3) Figures based upon Morton's stock price as of June 1, 2001. Discount from 52-week high based upon Morton's 52-week trading high of $28.00 on May 2, 2001.
(4) Morton's estimates, other than EPS figures and its long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated May 8, 2001.

COMPARABLE COMPANY OPERATING ANALYSIS

($US in Millions)

                                                                                            5-YEAR EPS      OPERATING MARGINS
                                                EQUITY    ENTERPRISE    SALES      EBITDA     GROWTH          EBITDA
      COMPANY (TICKER)                          VALUE        VALUE      2001E      2001E     RATE (1)      LTM      2001E
---------------------------------------------  --------   ----------   --------   -------   ----------     -----    -----
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                       $2,296.4    $2,251.9    $2,163.3    $352.2      16.5%       15.9%    16.3%
RARE Hospitality International (RARE )           $540.0      $555.6      $542.2     $69.5      20.3%       12.9%    12.8%
Lone Star Steakhouse & Saloon (STAR)             $343.6      $304.2      $605.6     $74.6      13.0%        9.9%    12.3%
The Smith & Wollensky Restaurant Group (SWRG)     $65.5       $53.3          NA        NA         NA        5.4%       NA

                                                                               ----------------------------------------------
                                                                                     Mean      16.6%       11.0%    13.8%
                                                                                   Median      16.5%       11.4%    12.8%
                                                                               ----------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                  $1,174.6    $1,131.5    $531.9      $71.6       27.1%       13.7%    13.5%
P.F. Chang's China Bistro (PFCB)                 $494.9      $465.3    $311.0      $38.9       33.2%       12.1%    12.5%

                                                                               ----------------------------------------------
                                                                                     Mean      30.2%       12.9%    13.0%
                                                                               ----------------------------------------------

CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                       $3,493.3    $3,994.6    $4,164.1    $513.5      15.5%       11.8%    12.3%
Brinker International (EAT)                    $2,450.5    $2,560.0    $2,646.2    $362.2      16.7%       13.5%    13.7%
Ruby Tuesday (RI)                              $1,197.9    $1,202.2      $770.3    $128.4      20.0%       15.5%    16.7%
Applebee's International (APPB)                $1,015.4    $1,109.9      $746.0    $153.7      14.8%       20.9%    20.6%
CBRL Group (CBRL)                                $997.4    $1,144.1    $2,051.9    $219.8      13.9%       11.1%    10.7%
Landry's Seafood Restaurants (LNY)               $338.9      $495.6          NA        NA      12.0%       11.8%       NA

                                                                               ----------------------------------------------
                                                                                     Mean      15.5%       14.1%    14.8%
                                                                                   Median      15.2%       12.7%    13.7%
                                                                               ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2) (3)         $118.3      $207.4       $271.2      $33.6     18.0%       12.3%    12.4%
-----------------------------------------------------------------------------------------------------------------------------



                                                    OPERATING MARGINS   TOTAL DEBT/    PUBLIC
                                                           EBIT           2001E        FLOAT      % PUBLIC
      COMPANY (TICKER)                                  LTM    2001E     EBITDA     (MM SHARES)     FLOAT
--------------------------------------------        --------- -------  -----------  -----------  ----------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                                12.9%   13.2%     0.10x          65.0        85.4%
RARE Hospitality International (RARE)                    9.2%    9.2%     0.39x          20.1        94.1%
Lone Star Steakhouse & Saloon (STAR)                     4.4%    6.1%     0.00x          21.4        89.1%
The Smith & Wollensky Restaurant Group (SWRG)            1.8%      NA        NA            NA           NA

                                              -------------------------------------------------------------
                                                 Mean   7.1%    9.5%     0.16x          35.5        89.6%
                                               Median   6.8%    9.2%     0.10x          21.4        89.1%
                                              -------------------------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                           10.5%   10.5%    0.00x          28.2        89.3%
P.F. Chang's China Bistro (PFCB)                         8.7%    9.2%    0.07x          11.0        92.8%

                                              -------------------------------------------------------------
                                                 Mean   9.6%    9.8%     0.03x          19.6        91.0%
                                              -------------------------------------------------------------











CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                                 8.1%    8.7%     1.03x         116.9       99.0%
Brinker International (EAT)                              9.4%    9.6%     0.40x          97.1       97.9%
Ruby Tuesday (RI)                                       10.8%   12.4%     0.12x          60.8       94.7%
Applebee's International (APPB)                         15.6%   15.3%     0.69x          22.7       92.1%
CBRL Group (CBRL)                                        7.6%    7.0%     0.71x          54.1       96.4%
Landry's Seafood Restaurants (LNY)                       5.8%      NA        NA          14.8       68.3%

                                              -------------------------------------------------------------
                                                 Mean   9.6%    10.6%    0.59x          61.0        91.4%
                                               Median   8.8%     9.6%    0.69x          57.4        95.6%
                                              -------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2) (3)                 7.7%    7.7%     2.71x           2.4        57.5%
-----------------------------------------------------------------------------------------------------------

Notes:
---------------------------
N.B. Estimates from research unless noted otherwise. Estimates and operating margins reflect calendar year figures.
(1)  Growth rate projections based upon June IBES estimates.
(2) Equity and enterprise value based upon Morton's stock price as of June 1, 2001.
(3) Morton's estimates, other than its long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated May 8, 2001.

DISCOUNTED CASH FLOW ANALYSIS - ADJUSTED MANAGEMENT / GREENHILL CASE


($US in Millions, Except per Share Data)

TERMINAL EBITDA MULTIPLE                      5.5x                             6.0x                             6.5x
                                 -----------------------------    -----------------------------    -----------------------------
DISCOUNT RATE                      8.5%       9.5%      10.5%       8.5%       9.5%      10.5%       8.5%       9.5%      10.5%
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
Present Value of Cash Flows:
June - Dec. 2001E                   $5.2       $5.2       $5.2       $5.2       $5.2       $5.2       $5.2       $5.2       $5.2
2002E - 2005E                       68.4       66.8       65.2       68.4       66.8       65.2       68.4       66.8       65.2
Terminus                           178.1      170.8      163.8      194.3      186.3      178.7      210.5      201.9      193.6
Other                                0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
ENTERPRISE VALUE                  $251.8     $242.8     $234.3     $268.0     $258.3     $249.2     $284.2     $273.9     $264.1

NET DEBT                           $89.1      $89.1      $89.1      $89.1      $89.1      $89.1      $89.1      $89.1      $89.1
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
EQUITY VALUE                      $162.6     $153.7     $145.1     $178.8     $169.2     $160.0     $195.0     $184.7     $174.9
                                 =======    =======    =======    =======    =======    =======    =======    =======    =======

VALUE PER SHARE (1)               $34.00     $32.32     $30.72     $37.03     $35.23     $33.51     $40.07     $38.14     $36.30

TERMINAL VALUE ANALYSIS
% VALUE IN TERMINUS                70.8%      70.3%      69.9%      72.5%      72.1%      71.7%      74.1%      73.7%      73.3%

IMPLIED TERMINAL MULTIPLES
FY 2005E Revenues                  0.67x      0.67x      0.67x      0.73x      0.73x      0.73x      0.79x      0.79x      0.79x
FY 2005E EBITDA                     5.5x       5.5x       5.5x       6.0x       6.0x       6.0x       6.5x       6.5x       6.5x
FY 2005E EBIT                       8.1x       8.1x       8.1x       8.8x       8.8x       8.8x       9.6x       9.6x       9.6x
Perpetual Growth Rate             (1.2)%     (0.3)%       0.6%     (0.4)%       0.5%       1.3%       0.2%       1.1%       2.0%

IMPLIED VALUATION MULTIPLES
Enterprise Value /
FY 2001E Revenues                  0.93x      0.90x      0.87x      0.99x      0.95x      0.92x      1.05x      1.01x      0.98x
FY 2001E EBITDA                     7.5x       7.3x       7.0x       8.0x       7.7x       7.5x       8.5x       8.2x       7.9x
FY 2001E EBIT                      11.9x      11.5x      11.1x      12.7x      12.2x      11.8x      13.5x      13.0x      12.5x


Notes:
------------------------------------------
N.B. This analysis assumes the mid-period convention that cash flows occur at the middle of the period.
(1)  Fully diluted shares outstanding calculated using the treasury method.

COMPARABLE COMPANY VALUATION

($US in Millions, Except per Share Data)

                                                     Morton's       Implied          Net        Implied             Implied
Valuation Methodology              Multiple Range  Statistic (1) Enterprise Value    Debt     Equity Value        Price per Share
---------------------------------  --------------  ------------- ----------------   ------   ---------------    -------------------
STEAKHOUSE RESTAURANTS
LTM EBITDA                          7.5x  -  10.0x    $30.8      $231.3  -  $308.4   $89.1   $142.2  -  $219.3   $30.16  -  $44.62
CY 2001 EBITDA                      6.5x  -   9.0x    $33.4      $216.9  -  $300.3   $89.1   $127.8  -  $211.2   $27.46  -  $43.11

LTM P/E                            17.0x  -  21.0x    $1.93      $245.4  -  $286.6   $89.1   $156.3  -  $197.5   $32.81  -  $40.53
CY 2001 P/E                        15.5x  -  18.5x    $2.10      $244.3  -  $278.0   $89.1   $155.2  -  $188.8   $32.60  -  $38.91

UPSCALE CASUAL DINING RESTAURANTS
LTM EBITDA                         16.0x  -  18.5x    $30.8      $493.5  -  $570.6   $89.1   $404.4  -  $481.5   $79.32  -  $93.78
CY 2001 EBITDA                     12.5x  -  16.5x    $33.4      $417.2  -  $550.6   $89.1   $328.0  -  $461.5   $65.01  -  $90.04

LTM P/E                            35.0x  -  42.0x    $1.93      $430.7  -  $502.8   $89.1   $341.6  -  $413.6   $67.55  -  $81.06
CY 2001 P/E                        30.0x  -  34.0x    $2.10      $407.0  -  $451.8   $89.1   $317.8  -  $362.7   $63.10  -  $71.51

CASUAL DINING RESTAURANTS
LTM EBITDA                          8.0x  -  10.0x    $30.8      $246.8  -  $308.4   $89.1   $157.6  -  $219.3   $33.06  -  $44.62
CY 2001 EBITDA                      7.5x  -   8.5x    $33.4      $250.3  -  $283.7   $89.1   $161.2  -  $194.5   $33.72  -  $39.98

LTM P/E                            17.5x  -  19.5x    $1.93      $250.6  -  $271.2   $89.1   $161.5  -  $182.0   $33.78  -  $37.64
CY 2001 P/E                        16.0x  -  17.5x    $2.10      $249.9  -  $266.8   $89.1   $160.8  -  $177.6   $33.65  -  $36.81

                                                                                                       ---------------------------
                                                                                                          Mean   $44.35  -  $55.22
                                                                                                        Median   $33.69  -  $43.86
                                                                                                          High   $79.32  -  $93.78
                                                                                                           Low   $27.46  -  $36.81
                                                                                                       ---------------------------

                                                                                     ---------------------------------------------
                                                                                                 Summary Range   $33.00  -  $44.00
                                                                                     Premium to Unaffected (2)    53.5%  -  104.7%
                                                                                     ---------------------------------------------


Notes:
---------------------------------
(1) Projections based upon the adjusted management/Greenhill case.
(2) Based upon an unaffected stock price of $21.50 as of April 25, 2001.

SUMMARY OF VALUATION ON A PASSIVE BASIS

($US in Millions, Except per Share Data)

                                   Implied 2001 EBITDA  Morton's 2001E                      Net
       Valuation Methodology          Multiple Range       EBITDA (1)    Enterprise Value   Debt     Equity Value    Price per Share
---------------------------------  -------------------  --------------   ----------------   ----    --------------   ---------------

DISCOUNTED CASH FLOW ANALYSIS (1)    7.3x   -  8.2x          $33.4       $242.8 -  $273.9   $89.1   $153.7 - $184.7  $26.70 - $32.25

COMPARABLE COMPANY VALUATION         7.3x   -  9.1x          $33.4       $242.7 -  $304.7   $89.1   $153.6 - $215.6  $33.00 - $44.00



             Adjusted                                        Morton's        Implied         Net       Implied          Implied
       Valuation Methodology                Multiple Range  Statistic (1)  Enterprise Value  Debt    Equity Value    Price per Share
---------------------------------           --------------  -------------  ----------------  ----   --------------   ---------------

LTM P/E                                       15.5x - 18.5x    $1.93       $241.6 - $272.4   $89.1  $152.5 - $183.3  $29.92 - $35.71
------------------------------------------------------------------------------------------------------------------------------------
35.2% DISCOUNT TO COMPARABLE P/E FIGURES (2)  10.0x - 12.0x    $1.93       $186.9 - $207.7   $89.1   $97.8 - $118.6  $19.38 - $23.14
------------------------------------------------------------------------------------------------------------------------------------

2001E P/E                                     13.5x - 16.5x    $2.10       $232.7 - $266.2   $89.1  $143.6 - $177.1  $28.39 - $34.70
------------------------------------------------------------------------------------------------------------------------------------
35.2% DISCOUNT TO COMPARABLE P/E FIGURES (2)   8.7x - 10.7x    $2.10       $181.8 - $203.2   $89.1   $92.7 - $114.1  $18.40 - $22.49
------------------------------------------------------------------------------------------------------------------------------------


Notes:
---------------------------------
(1) Estimates based upon the adjusted management/Greenhill case projections.
(2) The 35.2% discount to comparable P/E figures represents the historical average discount of the Morton's P/E multiple to comparable casual dining and steakhouse restaurants from July 1992 to the present.

ILLUSTRATIVE EXAMPLE OF RECAPITALIZATION

    - Adjusted Management/Greenhill Case - Sell Bertolini's for 6.5x 2001E EBITDA - 3.5x Total Debt/EBITDA - Tender at $27.00 per Share

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                  AMOUNT        PERCENT      INTEREST        OWNERSHIP        TERM        POINTS       FEES
                                         ---------  ------------  -------------  ---------------  ---------  ------------  -------
Existing Cash Balances                    $15.7           7.2%         5.0%
Option Proceeds                             0.0           0.0%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                  92.9          42.6%         7.8%             0.0%           7          1.0%        $0.9
Senior Subordinated Debentures             25.3          11.6%        14.0%             0.0%           7          3.0%         0.8
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity        84.0          38.5%           NM           100.0%
Financial Sponsor Common Equity             0.0           0.0%           NM             0.0%             Total Financing Fees $1.7
                                         ---------------------                      --------
TOTAL SOURCES                            $217.9         100.0%                        100.0%

USES
Refinance Debt                            $89.8          41.2%                   -------------------------------------------------
Financing Fees                              1.7           0.8%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        1.1           0.5%                      1.159  Options Outstanding at $16.10 per share
                                                                                    -----
Rollover Morton's Equity                   84.0          38.5%                      4.642  Fully Diluted Shares Outstanding
Morton's Cash Proceeds                     41.4          19.0%                       5.1%  Premium to Market
                                         ---------------------
  TOTAL USES                             $217.9         100.0%


             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $27.00
Tender Percentage                        33.0%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment       $0.0          Financial Sponsor                                $0.0           0.0%
Financial Sponsor Shares Purchased         0.0          Existing Morton's Shareholders                   84.0         100.0%
                                                                                                       ---------------------
Shares Repurchased                         1.5                                                          $84.0         100.0%
------------------------------------------------        --------------------------------------------------------------------

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                            $0.0                                     PRO FORMA 2001        2002           2003
Existing Goodwill                          0.0          EBITDA/Total Interest                3.1x        3.4x           3.7x
Non-Financing Transaction Expenses         0.0          EBITDA-Capex/Total Interest          2.1x        2.5x           2.6x
Less: Book Value (incl. option proceeds)   0.0          EBIT/Total Interest                  2.0x        2.3x           2.4x
                                        ------
Goodwill                                  $0.0          Total Debt/EBITDA                    3.5x        3.1x           2.6x
Amortization Period                         40          Cum. Bank Debt Paydown                --         6.6%          21.4%
Annual Goodwill Amortization              $0.0          Cum. Debt Paydown                     --         5.2%          16.8%
                                                        Cum. Bank Debt Paydown (Year 5)                                79.3%
------------------------------------------------        --------------------------------------------------------------------

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                       $215.1          EBITDA Multiple:                   YEAR 3      YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                6.4x                    5.5x                         NM          NM             NM
TV / 2002 EBITDA                          6.0x                    6.0x                         NM          NM             NM
TV / Pro Forma 2001 EBIT                 10.2x                    6.5x                         NM          NM             NM
TV / 2002 EBIT                            8.9x                    7.0x                         NM          NM             NM

ILLUSTRATIVE EXAMPLE OF MINORITY INVESTMENT (WHITE SQUIRE)

     - Adjusted Management/Greenhill Case - Sell Bertolini's for 6.5x 2001E EBITDA - Minority Investment - 3.5x Total Debt/EBITDA - Tender at $27.00 per Share

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                  AMOUNT        PERCENT      INTEREST        OWNERSHIP        TERM        POINTS       FEES
                                         --------  ------------  -------------  ---------------  ------------  ----------  -------
Existing Cash Balances                    $15.7           7.2%         5.0%
Option Proceeds                             0.0           0.0%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                  92.9          42.5%         7.8%             0.0%           7          1.0%        $0.9
Senior Subordinated Debentures             25.3          11.6%        14.0%             0.0%           7          3.0%         0.8
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity        54.5          25.0%           NM            64.7%
Financial Sponsor Common Equity            29.7          13.6%           NM            35.3%             Total Financing Fees $1.7
                                         ---------------------                      --------
  TOTAL SOURCES                          $217.9         100.0%                        100.0%

USES
Refinance Debt                            $89.8          41.2%                   -------------------------------------------------
Financing Fees                              1.7           0.8%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        1.1           0.5%                      1.159  Options Outstanding at $16.10 per share
                                                                                    -----
Rollover Morton's Equity                   54.5          25.0%                      4.642  Fully Diluted Shares Outstanding
Morton's Cash Proceeds                     70.8          32.5%                       5.1%  Premium to Market
                                         ---------------------
  TOTAL USES                             $217.9         100.0%

             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $27.00
Tender Percentage                        56.5%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment      $29.7          Financial Sponsor                               $29.7          35.3%
Financial Sponsor Shares Purchased         1.1          Existing Morton's Shareholders                   54.5          64.7%
                                                                                                       ---------------------
Shares Repurchased                         1.5                                                          $84.2         100.0%

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                            $0.0                                     PRO FORMA 2001        2002           2003
Existing Goodwill                          0.0          EBITDA/Total Interest                3.1x        3.4x           3.7x
Non-Financing Transaction Expenses         0.0          EBITDA-Capex/Total Interest          2.1x        2.5x           2.6x
Less: Book Value (incl. option proceeds)   0.0          EBIT/Total Interest                  2.0x        2.3x           2.4x
                                        ------
Goodwill                                  $0.0          Total Debt/EBITDA                    3.5x        3.1x           2.6x
Amortization Period                         40          Cum. Bank Debt Paydown                --         6.6%          21.5%
Annual Goodwill Amortization              $0.0          Cum. Debt Paydown                     --         5.2%          16.9%
                                                        Cum. Bank Debt Paydown (Year 5)                                79.5%

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                       $215.1          EBITDA Multiple:                YEAR 3         YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                6.4x                    5.5x                   19.7%          21.8%          21.9%
TV / 2002 EBITDA                          6.0x                    6.0x                   25.1%          25.3%          24.4%
TV / Pro Forma 2001 EBIT                 10.2x                    6.5x                   30.1%          28.5%          26.8%
TV / 2002 EBIT                            8.9x                    7.0x                   34.8%          31.6%          28.9%

LEVERAGED BUYOUT ANALYSIS

    - Adjusted Management/Greenhill Case with $2 million in Total Cost Reductions over 2002-2003 - 3.5x Total Debt/EBITDA

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                  AMOUNT        PERCENT      INTEREST        OWNERSHIP        TERM        POINTS       FEES
                                         --------  ------------  -------------  ---------------  ------------  ----------  -------
Existing Cash Balances                     $4.2           1.8%         5.0%
Option Proceeds                            18.7           7.8%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                  90.9          38.1%         7.8%             0.0%           7          1.0%        $0.9
Senior Subordinated Debentures             24.8          10.4%        14.0%             0.0%           7          3.0%         0.7
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity         0.0           0.0%           NM             0.0%
Financial Sponsor Common Equity           100.3          42.0%           NM           100.0%             Total Financing Fees $1.7
                                         ---------------------                      --------
  TOTAL SOURCES                          $238.9         100.0%                        100.0%

USES
Refinance Debt                            $89.8          37.6%                   -------------------------------------------------
Financing Fees                              1.7           0.7%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        3.5           1.5%                      1.159  Options Outstanding at $16.10 per share
                                                                                    -----
Rollover Morton's Equity                    0.0           0.0%                      5.333  Fully Diluted Shares Outstanding
Morton's Cash Proceeds                    144.0          60.3%                       5.1%  Premium to Market
                                         ---------------------
  TOTAL USES                             $238.9         100.0%


             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $27.00
Tender Percentage                       100.0%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment      100.3          Financial Sponsor                              $100.3         100.0%
Financial Sponsor Shares Purchased         5.3          Existing Morton's Shareholders                    0.0           0.0%
                                                                                                       ---------------------
Shares Repurchased                          NM                                                         $100.3         100.0%

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                          $144.0                                     PRO FORMA 2001        2002           2003
Existing Goodwill                         10.9          EBITDA/Total Interest                3.1x        3.5x           4.2x
Non-Financing Transaction Expenses         3.5          EBITDA-Capex/Total Interest          2.1x        2.6x           3.0x
Less: Book Value (incl. option proceeds) (27.2)         EBIT/Total Interest                  2.0x        2.1x           2.5x
                                        ------
Goodwill                                $131.2          Total Debt/EBITDA                    3.5x        2.9x           2.3x
Amortization Period                         40          Cum. Bank Debt Paydown                --         7.7%          25.4%
Annual Goodwill Amortization              $3.3          Cum. Debt Paydown                     --         6.1%          20.0%
                                                        Cum. Bank Debt Paydown (Year 5)                                93.9%

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                      $233.8           EBITDA Multiple:                YEAR 3         YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                7.0x                    5.5x                   19.3%          20.9%          21.0%
TV / 2002 EBITDA                          6.3x                    6.0x                   24.3%          24.2%          23.3%
TV / Pro Forma 2001 EBIT                 11.1x                    6.5x                   28.8%          27.2%          25.5%
TV / 2002 EBIT                           10.5x                    7.0x                   33.1%          30.0%          27.5%

LEVERAGED BUYOUT ANALYSIS

   - Adjusted Management/Greenhill Case with $2 million in Total Cost Reductions over 2002-2003 - 4.0x Total Debt/EBITDA

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                  AMOUNT        PERCENT      INTEREST        OWNERSHIP        TERM        POINTS       FEES
---------------------------------       --------    ------------  ------------  ---------------  ------------  ----------  -------
Existing Cash Balances                     $4.2           1.7%         5.0%
Option Proceeds                            18.7           7.5%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                 104.1          41.9%         7.8%             0.0%           7          1.0%        $1.0
Senior Subordinated Debentures             28.8          11.4%        14.0%             0.0%           7          3.0%         0.9
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity         0.0           0.0%           NM             0.0%
Financial Sponsor Common Equity            93.2          37.5%           NM           100.0%             Total Financing Fees $1.9
                                         ---------------------                      --------
  TOTAL SOURCES                          $248.6         100.0%                        100.0%

USES
Refinance Debt                            $89.8          36.1%                   -------------------------------------------------
Financing Fees                              1.9           0.8%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        3.6           1.5%                      1.159  Options Outstanding at $16.10 per share
                                                                                    -----
Rollover Morton's Equity                    0.0           0.0%                      5.333  Fully Diluted Shares Outstanding
Morton's Cash Proceeds                    153.3          61.7%                      12.0%  Premium to Market
                                         ---------------------
  TOTAL USES                             $248.6         100.0%


             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $28.75
Tender Percentage                       100.0%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment      $93.2          Financial Sponsor                               $93.2         100.0%
Financial Sponsor Shares Purchased         5.3          Existing Morton's Shareholders                    0.0           0.0%
                                                                                                       ---------------------
Shares Repurchased                          NM                                                          $93.2         100.0%

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                          $153.3                                     PRO FORMA 2001        2002           2003
Existing Goodwill                         10.9          EBITDA/Total Interest                2.8x        3.1x           3.6x
Non-Financing Transaction Expenses         3.6          EBITDA-Capex/Total Interest          1.9x        2.3x           2.6x
Less: Book Value (incl. option proceeds) (27.2)         EBIT/Total Interest                  1.8x        1.8x           2.1x
                                        ------
Goodwill                                $140.7          Total Debt/EBITDA                    4.0x        3.4x           2.8x
Amortization Period                         40          Cum. Bank Debt Paydown                --         5.7%          20.1%
Annual Goodwill Amortization              $3.5          Cum. Debt Paydown                     --         4.5%          15.8%
                                                        Cum. Bank Debt Paydown (Year 5)                                76.2%

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                      $243.1           EBITDA Multiple:                YEAR 3         YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                7.3x                    5.5x                   17.2%          19.9%          20.5%
TV / 2002 EBITDA                          6.6x                    6.0x                   22.7%          23.5%          23.1$
TV / Pro Forma 2001 EBIT                 11.5x                    6.5x                   27.7%          26.8%          25.4%
TV / 2002 EBIT                           11.0x                    7.0x                   32.4%          29.9%          27.6%

LEVERAGED BUYOUT ANALYSIS

    - Adjusted Management/Greenhill Case with Third Party Operating Strategy and $8.0 million in Total Cost Reductions over 2002-2003 - 3.5x Total Debt/EBITDA

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                   AMOUNT      PERCENT      INTEREST        OWNERSHIP        TERM         POINTS       FEES
                                         --------  ------------  -------------  ---------------  ------------  ----------  -------
Existing Cash Balances                     $4.2           1.7%         5.0%
Option Proceeds                            18.7           7.4%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                  91.5          36.5%         7.8%             0.0%           7          1.0%        $0.9
Senior Subordinated Debentures             25.0           9.9%        14.0%             0.0%           7          3.0%         0.7
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity         0.0           0.0%           NM             0.0%
Financial Sponsor Common Equity           111.7          44.5%           NM           100.0%             Total Financing Fees $1.7
                                         ---------------------                      --------
TOTAL SOURCES                            $251.1         100.0%                        100.0%

USES
Refinance Debt                            $89.8          35.7%                   -------------------------------------------------
Financing Fees                              1.7           0.7%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        3.7           1.5%                      1.159  Options Outstanding at $16.10 per share
Rollover Morton's Equity                    0.0           0.0%                       -----
Purchase of Equity at $29.25 per share    156.0          62.1%                      5.333  Fully Diluted Shares Outstanding
                                         ---------------------                      13.9%  Premium to Market
  TOTAL USES                             $251.1         100.0%

             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $29.25
Tender Percentage                       100.0%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment     $111.7          Financial Sponsor                              $111.7         100.0%
Financial Sponsor Shares Purchased         5.3          Existing Morton's Shareholders                    0.0           0.0%
                                                                                                       ---------------------
Shares Repurchased                          NM                                                         $111.7         100.0%

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                          $156.0                                     PRO FORMA 2001        2002           2003
Existing Goodwill                         10.9          EBITDA/Total Interest                3.2x        3.8x           4.6x
Non-Financing Transaction Expenses         3.7          EBITDA-Capex/Total Interest          2.1x        2.9x           3.4x
Less: Book Value (incl. option proceeds) (27.2)         EBIT/Total Interest                  2.0x        2.4x           2.9x
                                        ------
Goodwill                                $143.4          Total Debt/EBITDA                    3.5x        2.7x           2.1x
Amortization Period                         40          Cum. Bank Debt Paydown                --        10.0%          30.0%
Annual Goodwill Amortization              $3.6          Cum. Debt Paydown                     --         7.8%          23.6%
                                                        Cum. Bank Debt Paydown (Year 5)                               100.0%

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                      $245.8           EBITDA Multiple:                   YEAR 3      YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                7.4x                    5.5x                      20.3%       21.5%          21.3%
TV / 2002 EBITDA                          6.1x                    6.0x                      25.0%       24.6%          23.6%
TV / Pro Forma 2001 EBIT                 11.7x                    6.5x                      29.4%       27.5%          25.6%
TV / 2002 EBIT                            9.8x                    7.0x                      33.5%       30.2%          27.6%

LEVERAGED BUYOUT ANALYSIS

    - Adjusted Management/Greenhill Case with Third Party Operating Strategy and $8.0 million in Total Cost Reductions over 2002-2003 - 4.0x Total Debt/EBITDA

($US in Millions, Except per Share Data)
                                                  SOURCES AND USES CALCULATION
----------------------------------------------------------------------------------------------------------------------------------
SOURCES                                   AMOUNT      PERCENT      INTEREST        OWNERSHIP        TERM         POINTS       FEES
                                         --------  ------------  -------------  ---------------  ------------  ----------  -------
Existing Cash Balances                     $4.2           1.6%         5.0%
Option Proceeds                            18.7           7.2%           NM
Bank Revolver                               0.0           0.0%         9.0%                           NM
Bank Debt                                 105.0          40.3%         7.8%             0.0%           7          1.0%        $1.1
Senior Subordinated Debentures             28.6          11.0%        14.0%             0.0%           7          3.0%         0.9
Seller Convertible Preferred                0.0           0.0%        15.0%             0.0%           7          2.0%         0.0
Existing Shareholders Common Equity         0.0           0.0%           NM             0.0%
Financial Sponsor Common Equity           104.3          40.0%           NM           100.0%             Total Financing Fees $1.9
                                         ---------------------                      --------
TOTAL SOURCES                            $260.8         100.0%                        100.0%

USES
Refinance Debt                            $89.8          34.4%                   -------------------------------------------------
Financing Fees                              1.9           0.7%                      4.174  Shares Outstanding at 3/22/01
Transaction Expenses                        3.8           1.5%                      1.159  Options Outstanding at $16.10 per share
Rollover Morton's Equity                    0.0           0.0%                      -----
Purchase of Equity at $29.25 per share    165.3          63.4%                      5.333  Fully Diluted Shares Outstanding
                                         ---------------------                      20.7%  Premium to Market
  TOTAL USES                             $260.8         100.0%

             OFFER PRICE ANALYSIS                                            PRO FORMA OWNERSHIP
------------------------------------------------        --------------------------------------------------------------------
Offer Price Per Share                   $31.00
Tender Percentage                       100.0%                                                         EQUITY           OWN.
Financial Sponsor Equity Investment     $104.3          Financial Sponsor                              $104.3         100.0%
Financial Sponsor Shares Purchased         5.3          Existing Morton's Shareholders                    0.0           0.0%
Shares Repurchased                          NM                                                         ---------------------
                                                                                                       $104.3         100.0%

           GOODWILL CALCULATION                                            INTEREST COVERAGE SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Purchase Price                          $165.3                                     PRO FORMA 2001        2002           2003
Existing Goodwill                         10.9          EBITDA/Total Interest                2.7x        3.3x           3.9x
Non-Financing Transaction Expenses         3.8          EBITDA-Capex/Total Interest          1.9x        2.5x           2.9x
Less: Book Value (incl. option proceeds) (27.2)         EBIT/Total Interest                  1.7x        2.0x           2.4x
                                        ------
Goodwill                                $152.8          Total Debt/EBITDA                    4.0x        3.1x           2.5x
Amortization Period                         40          Cum. Bank Debt Paydown                --         7.6%          24.0%
Annual Goodwill Amortization              $3.8          Cum. Debt Paydown                     --         6.0%          18.8%
                                                        Cum. Bank Debt Paydown (Year 5)                                87.9%

              MULTIPLE ANALYSIS                                                 RETURNS SUMMARY
------------------------------------------------        --------------------------------------------------------------------
Transaction Value                      $255.1          EBITDA Multiple:                    YEAR 3      YEAR 4         YEAR 5
TV / Pro Forma 2001 EBITDA                7.6x                    5.5x                      18.6%       20.7%          21.0%
TV / 2002 EBITDA                          6.4x                    6.0x                      23.8%       24.1%          23.4%
TV / Pro Forma 2001 EBIT                 12.1x                    6.5x                      28.5%       27.2%          25.6%
TV / 2002 EBIT                           10.3x                    7.0x                      33.0%       30.1%          27.7%

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